UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Stock Incentive Plan
On May 25, 2023, Emergent BioSolutions Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Emergent BioSolutions Inc. Amended and Restated Stock Incentive Plan (the “Amended SIP”).
The Board of Directors previously adopted the Amended SIP on March 23, 2023, subject to stockholder approval.
The Amended SIP:
•increases the number of shares of the Company’s common stock available for issuance under the plan by 3,675,000 shares, subject to adjustment in the event of stock splits and other similar events;
•updates the ratio by which shares of common stock subject to a full-value award granted on or subsequent to May 25, 2023 are counted against the maximum aggregate number of shares available for issuance under the Amended SIP to 1.6;
•confirms that awards granted to non-employee directors will be subject to a minimum vesting period of 50 weeks following the date of grant and that awards granted to participants other than non-employee directors shall not vest before the first anniversary of the date of grant;
•clarifies that no dividends or dividend equivalent rights are payable with respect to options or stock appreciation rights; and
•clarifies the treatment of awards in the event of a change in control.
A summary of the terms and conditions of the Amended Plan is set forth in Amendment No. 1 to the Company’s definitive proxy statement on revised Schedule 14A related to the Annual Meeting, filed on April 24, 2023 (the “Proxy Statement”), which summary is incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by, and should be read in conjunction with, the Amended SIP, a blacklined copy of which is attached as Appendix B to the Proxy Statement.
Amendment to Employee Stock Purchase Plan
At the Annual Meeting, the Company’s stockholders also approved an amendment (the “ESPP Amendment”) to the Emergent BioSolutions Inc. Employee Stock Purchase Plan (the “ESPP”).
The Board of Directors previously adopted the ESPP Amendment on March 23, 2023, subject to stockholder approval.
The ESPP Amendment increases the number of shares of the Company’s common stock available for issuance under the plan by 2,000,000 shares.
A summary of the terms and conditions of the ESPP and the ESPP Amendment is set forth in the Proxy Statement.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As noted above, the Annual Meeting was held on May 25, 2023. A total of 43,714,218 shares of the Company’s common stock were present or represented by proxy, which represented approximately 86.7% of the Company’s 50,398,410 shares of common stock that were outstanding and entitled to vote at the Annual Meeting as of the record date of March 30, 2023. Stockholders considered the six proposals outlined below, each of which is described in more detail in the Proxy Statement.
Proposal 1. To elect three Class II directors to hold office for a term expiring at our 2026 annual meeting of stockholders, each to serve until their respective successors are duly elected and qualified. All director nominees were elected and qualified. The voting results were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Zsolt Harsanyi, Ph.D.	35,447,738	3,334,217	4,932,263
Sujata Dayal	38,560,258	221,697	4,932,263
Louis Sullivan, M.D.	29,546,015	9,235,940	4,932,263

Proposal 2. To ratify the appointment by the Audit and Finance Committee of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
43,371,082	310,370	32,766	—
Proposal 3. To approve, on an advisory basis, the 2022 compensation of our named executive officers. Proposal 3 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
33,224,006	5,533,397	24,552	4,932,263
Proposal 4. To vote, on an advisory basis, on the frequency of future stockholder advisory votes on the compensation of our named executive officers. Stockholders voted, on a non-binding, advisory basis, to hold advisory votes on the compensation of our named executive officers every year. The voting results were as follows:

Every year	Every two years	Every three years	Abstentions
36,907,390	36,805	1,802,055	35,705
Consistent with the recommendation of our board of directors and the vote of our stockholders reflected above, we will hold advisory stockholder votes on the compensation of our named executive officers annually until the next vote on the frequency of stockholder votes on the compensation of our named executive officers.
Proposal 5. To approve the Amended SIP. Proposal 5 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
35,382,763	3,374,483	24,709	4,932,263
Proposal 6. To approve the ESPP Amendment. Proposal 6 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
38,578,091	184,700	19,164	4,932,263
Item 7.01 Regulation FD Disclosure.
On May 25, 2023, Company management delivered a presentation at the Annual Meeting. A copy of the presentation is furnished as Exhibit 99.1 hereto.
The information contained in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing, under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.  Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Annual Meeting Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: May 31, 2023	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer